Exhibit 10.17

AMENDMENT TO CONSULTING AGREEMENT

THIS AMENDMENT, dated as of May 3, 2011 (this "Amendment") to the Consulting Agreement referred to below is entered into by and between Desert Hawk Gold Corp., a Nevada corporation (the "Company"), and Eric L. Moe, an individual residing in Spokane, Washington (the "Service Provider")

Recitals:

WHEREAS, the parties have entered into that certain Consulting Agreement, dated as of September 1, 2010 (the "Consulting Agreement") between the Company and the Service Provider, pursuant to which the Company retained the Service Provider to provide certain consulting services for the Company;

WHEREAS, the Company has negotiated a fourth amendment to the Investment Agreement between the Company and DMRJ Group I, LLC (the "Fourth Amendment") to provide additional loan advances to the Company and the consummation of the transactions contemplated by the Fourth Amendment, is conditioned, among other things, on the Company and the Service Provider amending the Consulting Agreement as provided herein;

WHEREAS, the Service Provider has agreed to amend the Consulting Agreement as provided herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Definitions. Reference is hereby made to the Consulting Agreement for a statement of the terms thereof. All terms used in this Amendment which are used but not otherwise defined herein shall have the same meanings herein as set forth in the Consulting Agreement.

SECTION 2. Amendments to Section 1 (Term of Service). Section 1 of the Consulting Agreement is amended to read as follows:

> The Company hereby retains the Service Provider for a period beginning as of the Effective Date and ending on July 31, 2011 (the "**Initial Term**") "), unless it is terminated earlier as provided herein. Beginning on expiration of the Initial Term, and on each three-month anniversary thereafter, unless it is terminated earlier as provided herein or unless the Company delivers written notice to the Service Provider of its intention not to extend the Agreement at least thirty (30) days before the expiration of the Initial Term or any three-month anniversary date thereafter, the term of this Agreement shall automatically be extended for unlimited additional three-month terms (the Initial Term and any extension or extensions are referred to herein as the "**Consulting Period**").

SECTION 3. Bonus Shares. As partial consideration for Service Provider entering into this Amendment, the Company shall grant Service Provider a bonus of 100,000 shares of its

common stock to be granted under the Service Provider's 2008 Stock Option/Stock Issuance Plan immediately upon execution of this Amendment by both parties hereto.

SECTION 4. Effectiveness. This Amendment shall become effective upon the delivery of original duly executed counterparts to this Amendment by the Company and the Service Provider.

SECTION 5. General Provisions.

(a) Except as supplemented hereby, the Consulting Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Consulting Agreement or (ii) to prejudice any right or rights which the Service Provider or the Company may now have or may have in the future under or in connection with the Consulting Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b) The terms of the Consulting Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment the respective day and year set forth below.

COMPANY: Desert Hawk Gold Corp.

Date: 5/3, 2011

By: ______________________
Rick Havenstrite, President

SERVICE PROVIDER:

Date: 5/3, 2011

____
Eric L. Moe, as an Individual